SCHEDULE 14A INFORMATION

                           Proxy Statement Pursuant To
                              Section 14(A) Of The
                         Securities Exchange Act Of 1934

                           Filed by the Registrant |X|
                 Filed by a Party other than the Registrant |_|

                           Check the appropriate box:
                         |_| Preliminary Proxy Statement
       |_| Confidential, for Use of the Commission Only (as permitted by
                                Rule 14a-6(e)(2))
                         |X| Definitive Proxy Statement
                       |_| Definitive Additional Materials
 |_| Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           The Hirtle Callaghan Trust
                (Name of Registrant as Specified In Its Charter)

                             Corsell Law Group, Ltd.
                             Laura A. Corsell, Esq.
                         16 Sentry Park West (Suite 405)
                            1787 Sentry Parkway West
                          Blue Bell, Pennsylvania 19422
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

|_| $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
22(a)(2) of Schedule 14A.

|_| $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies: ___________

2) Aggregate number of securities to which transaction applies: ______________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): _________________________

4) Proposed maximum aggregate value of transaction: __________________________

5) Total fee paid: _______________________________________________________

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid: ____________________________________________

2) Form, Schedule or Registration Statement No.: __________________________

3) Filing Party: ______________________________________________________

4) Date Filed: _______________________________________________________

To Shareholders of The Hirtle Callaghan Trust:

A Special Meeting ("Special Meeting") of shareholders of The Value Equity Portfolio of The Hirtle Callaghan Trust ("Trust") will be held on September 15, 2006. At the Special Meeting, shareholders of the Trust will be asked to consider and vote upon an important matter relating to The Value Equity Portfolio.

While you are welcome to join us at the Special Meeting, we anticipate that most shareholders will, by completing the proxy card enclosed with the Proxy Statement, instruct us to cast votes on their behalf. The proxy card may be completed by checking the appropriate box voting for or against the proposal described in the Proxy Statement. If a signed proxy card is returned, but no instructions are specified, your shares will be voted in accordance with the recommendations of the Board of Trustees of the Trust.

Whether or not you plan to attend the Special Meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.

We encourage you to read the Proxy Statement thoroughly. To assist you in understanding the several proposals described in the Proxy Statement, however, we have prepared a "question and answer" summary of those aspects of the proposals we believe are of most significance.(1)

As always, we thank you for your confidence and support.

Sincerely yours,

The Hirtle Callaghan Trust


----------
(1) The information provided in the "Q&A" is qualified in its entirety, by the information and disclosures contained in the accompanying Proxy Statement.

                           Question and Answer Summary

Q. WHY IS A NEW PORTFOLIO MANAGEMENT AGREEMENT BEING PROPOSED FOR THE VALUE EQUITY PORTFOLIO AT THIS TIME?

      A. Since the inception of the Value Equity Portfolio in 1995, Institutional Capital Corporation ("ICC") has served as a Specialist Manager of the Portfolio, and is currently one of three Specialist Managers responsible for making day-to-day investment decisions for the Portfolio. ICC provides portfolio management services to the Portfolio in accordance with a portfolio management agreement ("Current Agreement") and under the supervision of Hirtle Callaghan & Co., Inc. ("Hirtle Callaghan") and the Trust's Board of Trustees ("Board"). ICC recently merged with New York Life Investment Management Holdings, LLC ("NYLIM"). The merger has had a direct impact on ICAP's Current Agreement with the Portfolio, which automatically terminated, as required by law, upon completion of the merger on June 30, 2006. After the merger ICC became Institutional Capital LLC ("ICAP"). In order to ensure continuity in the management of the Value Equity Portfolio, Hirtle Callaghan recommended, and the Board considered and approved, a new portfolio management agreement ("Proposed Agreement") with ICAP. The Trust may enter into the Proposed Agreement only if it is approved by the shareholders of the Value Equity Portfolio. In order to ensure that the provision of advisory services to the Portfolio is not disrupted pending shareholder action, the Trust has entered into an interim advisory agreement ("Interim Agreement") with ICAP that was considered and approved by the Board. The Interim Agreement became effective upon completion of the merger between ICC and NYLIM, which was made final on June 30, 2006. The Interim Agreement may remain in effect for no more than 150 days. If the Proposed Agreement is not approved by shareholders, the Board will meet to determine how best to preserve the interests of the Portfolio.

      A copy of the Proposed Agreement accompanies this Proxy Statement as Exhibit A.

Q. WHAT EFFECT, IF ANY, WOULD THE ICAP MERGER WITH NYLIM BE EXPECTED TO HAVE ON THE PORTFOLIO MANAGEMENT SERVICES PROVIDED BY ICAP TO THE VALUE EQUITY PORTFOLIO UNDER THE NEW PROPOSED PORTFOLIO MANAGEMENT AGREEMENT?

      A. None. ICAP continues to operate as a stand-alone business within NYLIM, and ICAP's executive management team, under the leadership of Robert Lyon, will continue with ICAP under long-term employment agreements. Likewise, the composition of ICAP's Portfolio Management Team is not expected to change as a direct result of the merger.

      Information about ICAP and its Portfolio Management Team appears in the Proxy Statement at page 5.

Q. WILL THE EXPENSES ASSOCIATED WITH MY INVESTMENT IN THE VALUE EQUITY PORTFOLIO INCREASE IF THE PROPOSED AGREEMENT IS IMPLEMENTED?

      A. No. Further, the material terms and conditions of the Proposed Agreement, including the fee to which the Proposed Specialist Manager will be entitled, are in all material respects the same as those of the Current Agreement. Tables illustrating the expenses associated with an investment in the Value Equity Portfolio appear in this Proxy Statement at page 3. Additionally, ICAP has agreed to bear the expenses associated with holding the Special Meeting.

Q. IF THE PROPOSED AGREEMENT IS APPROVED BY SHAREHOLDERS, WHEN WILL IT BECOME EFFECTIVE?

      A. If approved by the Portfolio's shareholders, the Proposed Agreement will become effective as soon as reasonably practicable following the Special Meeting. If the Proposed Agreement is not approved by the Trust's shareholders, the Interim Agreement will be in effect and the Trust's Board of Trustees will meet to determine the best course of action for the Portfolio.

Q.    HOW DOES THE BOARD SUGGEST THAT I VOTE?

      A. Both Hirtle Callaghan and the Board of Trustees recommend that you vote "For" the Proposed Agreement. A summary of matters considered by the Board in approving the Proposed Agreement appears in this Proxy Statement at page 2.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                       of
                           THE VALUE EQUITY PORTFOLIO
                                       of
                           THE HIRTLE CALLAGHAN TRUST

                        to be held on September 15, 2006

TO THE SHAREHOLDERS:

A Special Meeting ("Special Meeting") of shareholders of the Value Equity Portfolio ("Portfolio") of The Hirtle Callaghan Trust ("Trust") will be held on September 15, 2006, at the Trust's principal office, located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, at 10:00 a.m. for the following purposes:

      1. The approval of a new portfolio management agreement between Institutional Capital LLC and the Trust relating to the Portfolio;

      2.    Such other matters as may properly come before the Special Meeting.

Shareholders of record of the Portfolio at the close of business on June 30, 2006 ("Record Date") are entitled to notice of the Special Meeting and any adjournments thereof. If you attend the Special Meeting, you may vote your shares in person. If you do not expect to attend the Special Meeting, please fill in, date, sign and return the proxy in the enclosed envelope which requires no postage if mailed in the United States.

It is important that you return your signed proxy promptly so that a quorum may be assured.

         BY ORDER OF THE BOARD OF TRUSTEES OF THE HIRTLE CALLAGHAN TRUST

                                 PROXY STATEMENT
                           THE HIRTLE CALLAGHAN TRUST
               Five Tower Bridge, 300 Barr Harbor Drive, Suite 500
                           West Conshohocken, PA 19428

                                 PROXY STATEMENT

This Proxy Statement and the enclosed proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of The Hirtle Callaghan Trust (the "Trust"), with respect to The Value Equity Portfolio ("Portfolio"). Proxies so solicited are intended for use at a special meeting of shareholders of the Portfolio or any adjournment of that meeting (the "Special Meeting"), to be held on September 15, 2006 at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428 at 10:00 a.m. The purpose of the Special Meeting is to consider the approval of portfolio management arrangements for the Portfolio. Further information about this matter (the "Proposal") is set forth in the Notice of Meeting accompanying this Proxy Statement and more fully described below. It is anticipated that this Proxy Statement and accompanying proxy card will first be mailed to shareholders on or about July 28, 2006. Persons who were shareholders of record of the Portfolio on June 30, 2006 ("Record Date") are entitled to vote at the Special Meeting. As of the Record Date, there were outstanding 32,012,193.907 voting shares ("Record Date Shares") of the Portfolio.

Quorum; Vote Required to Approve Proposal. The presence of the holders of 40% of the Record Date Shares, represented in person or by proxy, shall constitute a quorum for the purpose of conducting the business at the Special Meeting. Approval of the Proposal requires the approval of the holders of a "majority of the outstanding voting securities" of the Portfolio. Under the Investment Company Act of 1940, as amended ("Investment Company Act"), this term means the lesser of (i) 67% of the Record Date Shares represented at a meeting at which more than 50% of such shares are present in person or represented by proxy, or
(ii) more than 50% of the Record Date Shares. Persons and groups known by management to beneficially own 5% or more of the Record Date Shares of the Portfolio are listed in this Proxy Statement under the heading "Other Matters."

If the accompanying proxy is executed properly and returned, shares represented by such proxy will be voted at the Special Meeting in accordance with the instructions on the proxy. If a signed proxy card is returned, but no instructions are specified, shares will be voted "FOR" approval of the Proposal. Costs associated with the solicitation of proxies will be borne by Institutional Capital Corporation ("ICAP"). Officers of Hirtle Callaghan and Co., Inc. ("Hirtle Callaghan") may assist in the solicitation, without separate compensation. If the votes required to approve the Proposal are not received, the persons named as proxies on the accompanying proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. When voting on any proposed adjournment, the persons named as proxies on the enclosed proxy will vote in favor of the proposed adjournment unless otherwise directed. A shareholder can revoke a proxy prior to its use by appearing at the Special Meeting and voting in person, by giving written notice of such revocation to the Trust or by returning a subsequently dated proxy to the Trust.

Copies of the Trust's most recent Annual Report to Shareholders, dated June 30, 2005, and the most recent Semi-Annual Report, dated December 31, 2005, have been previously delivered to shareholders of the Trust. Shareholders of the Trust may obtain additional copies of such reports without charge by writing to the Trust at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428 or by calling toll free 1-800-242-9596.

                                    PROPOSAL:

Approval of a New Portfolio Management Agreement between Institutional Capital LLC ("ICAP" or "Proposed Specialist Manager") and the Trust Relating to the Value Equity Portfolio ("Portfolio")

Introduction and Summary.

The Portfolio is a separate investment portfolio of The Hirtle Callaghan Trust (the "Trust"). The Trust is designed primarily to serve as a vehicle through which Hirtle Callaghan & Co., Inc. ("Hirtle Callaghan") implements certain asset allocation strategies on behalf of its investment advisory clients; shares of the Trust are generally available only to such clients. The Board of Trustees ("Board") is responsible for the overall supervision and management of the business and affairs of the Trust, including the selection and general supervision of those investment advisory organizations that provide portfolio management services to the Trust's several portfolios. In carrying out its responsibilities, and in particular, in monitoring and evaluating the services provided by such organizations, the Board is assisted by Hirtle Callaghan. Hirtle Callaghan's services to the Trust are currently provided pursuant to the terms of a separate non-discretionary agreement with the Trust.(2) Please refer to more detailed information about Hirtle Callaghan later in this Proxy Statement under the heading "Management of the Trust."

Since the inception of the Value Equity Portfolio in 1995, ICAP's predecessor Institutional Capital Corporation ("ICC") has served as a Specialist Manager of the Portfolio, and ICAP is currently one of three Specialist Managers responsible for making day-to-day investment decisions for the Portfolio. Prior to the ICC's merger, these portfolio management services were provided by ICC in accordance with a portfolio management agreement ("Current Agreement") and under the supervision of Hirtle Callaghan and the Board.

ICC recently merged with New York Life Investment Management Holdings LLC ("NYLIM"). As a result of the merger, ICC's Current Agreement with the Value Equity Portfolio automatically terminated, as required by law, once the merger was made final on June 30, 2006. After the merger ICC became Institutional Capital LLC. In order to ensure continuity in the management of the Portfolio, Hirtle Callaghan has recommended, and the Board has considered and approved, subject to shareholder approval, a new proposed portfolio management agreement ("Proposed Agreement") with ICAP. The Special Meeting is being held to obtain the approval of the Trust's shareholders for the Proposed Agreement. In order to ensure that the provision of services to the Portfolio is not disrupted while shareholder action is pending, the Trust has entered into an interim advisory agreement with ICAP ("Interim Agreement")(1) that became effective upon completion of the merger between ICAP and NYLIM.

Information about ICAP appears in the Proxy Statement under the heading:
"Information about ICAP." A copy of the Proposed Agreement appears as Exhibit A to this Proxy Statement. The Board's deliberations with respect to the Proposed Agreement are summarized below under the heading "Factors Considered by the Board."


                  THE BOARD OF TRUSTEES RECOMMENDS SHAREHOLDERS
                    OF THE PORTFOLIO VOTE "FOR" THE PROPOSAL.


Factors Considered by the Board.
As indicated above, the Board, including a majority of those trustees ("Independent Trustees") who are not "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act, has considered and approved the Interim Agreement and, subject to the approval of the shareholders of the Portfolio, the Proposed Agreement. In connection with the Board's deliberations, the Board requested and received detailed information from ICAP about its business and operations. The Board was also informed with respect to the performance achieved for the Portfolio by ICAP's Portfolio Management Team. During the course of the Board's deliberations, the Independent Trustees were represented by independent counsel.

----------
(2) Hirtle Callaghan has proposed a new agreement with the Trust that would permit Hirtle Callaghan to exercise discretionary authority and, in particular, would authorize Hirtle Callaghan (i) to "hire and fire" a Specialist Manager, with the approval of the Trust's Board but without seeking the approval of the Portfolio's shareholders (a "Manager of Managers" structure); and (ii) to allocate and reallocate assets between and among Specialist Managers. Shareholder approval of the proposed agreement and the Manager of Managers structure is currently pending.

(3) The terms and conditions of the Interim Agreement, which may remain in effect for no more then 150 days, are identical to those of the Current Agreement except that fees earned by ICAP under its terms must be held in escrow pending shareholder action on the Proposed Agreement. Further information about the Interim Agreement appears under "Other Matters" in this proxy statement.

In summary, the Board concluded that implementation of the Interim Agreement and the Proposed Agreement would be in the best interests of the Trust and its shareholders, as well as consistent with the expectations of the shareholders of the Portfolio. The Board gave substantial weight to the fact that implementation of the Interim Agreement and Proposed Agreement would ensure the continued services of the Portfolio Management Team, that the terms and conditions of the Interim Agreement and the Proposed Agreement are substantially the same as those of the Current Agreement, and that the rate at which ICAP would be compensated under both the Interim Agreement and the Proposed Agreement would be the same as the rate at which ICAP is currently compensated.

In accordance with regulations promulgated by the Securities and Exchange Commission, the following reviews the extent to which the Board considered certain specific factors in approving the Interim Agreement and the Proposed Agreement, and the Board's conclusions with respect to these agreements.

The Board considered the nature, extent and quality (including performance) of the services expected to be provided by ICAP. In connection with this matter, the Board had before it information with respect to ICAP's commitment to supporting the Portfolio Management Team, including compliance programs and back office systems, as well as information with respect to the performance achieved for the Portfolio by the Portfolio Management Team. The Board also considered a range of information of the type it had considered in connection with its last approval of the continuation of the Current Agreement, particularly with respect to the experience and professional background of the Portfolio Management Team. The Board concluded that the performance of the Portfolio has been satisfactory and approval of the Interim Agreement and the Proposed Agreement was merited. In reaching its conclusion to approve the Interim Agreement and, subject to the approval of shareholders, the Proposed Agreement, the Board did not rely upon any single factor, but gave substantial weight to the fact that approval of the Interim Agreement and the Proposed Agreement would assure the continued services of the Portfolio Management Team following ICAP's merger with NYLIM. The Board also gave substantial weight to Hirtle Callaghan's recommendations and its view with respect to the future ability of the Portfolio Management Team and ICAP to achieve the investment objectives of the Portfolio.

The Board also determined that the rate at which ICAP would be compensated for its services under the Interim Agreement and the Proposed Agreement is reasonable. In reaching this conclusion, the Board was informed with respect to the fees paid by other institutional accounts (including mutual funds) to which ICAP expected to provide investment advisory services following the Transaction, and other relevant factors. The Board did not specifically rely upon such comparisons, but gave substantial weight to the fact that implementation of the Interim Agreement and the Proposed Agreement would not increase the Portfolio's expenses. The Board was also informed as to the pre-tax profit margin realized by ICAP. The Board noted that ICAP's compensation was arrived upon as a result of arms-length negotiations conducted by the officers of the Trust and Hirtle Callaghan.

Pro Forma Expense Impact.

The table and example shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of the Portfolio. Each is designed to correspond with the tables relating to the Value Equity Portfolio that appear in the prospectus for The Hirtle Callaghan Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

The following table provides data concerning the Portfolio's management fees and expenses as a percentage of average net assets for the period ended June 30, 2006, as well as expenses that would be incurred if the Proposed Agreement had been in effect during the Portfolio's fiscal year ended June 30, 2006. The net assets of the Portfolio as of June 30, 2006 were $720,147,911.79.

                                    Under Current Agreement        Under Proposed Agreement
                                    -----------------------        ------------------------
Management Fees*                             0.30%                          0.30%

Other Expenses                               0.18%                          0.18%

Total Portfolio Operating Expenses           0.48%                          0.48%

 *The figure shown includes 0.05% which is paid to Hirtle Callaghan.

Example. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio's operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

                  Under Current Agreement        Under Proposed Agreement
                  -----------------------        ------------------------

       1 year               $49                             $49

      3 years              $154                            $154

      5 years              $269                            $269

     10 years              $604                            $604

Comparison of the Current and Proposed Agreements. With the exception of the effective date of the Proposed Agreement, the terms and conditions of the Current Agreement and the Proposed Agreement, including the advisory fee to be paid by the Portfolio, are substantively the same. Each requires the named service provider to: (i) provide a continuous investment program for that portion of the Portfolio's assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of the Investment Company Act. The Proposed Agreement and the Current Agreement each also provide: that the service provider will not be liable to the Trust for any loss sustained by the Trust unless such loss is caused by the service provider's willful misfeasance, reckless disregard of duty, bad faith or gross negligence; for termination of the agreement by the Trust or by the service provider upon sixty days' written notice; and termination in the event of an "assignment" as defined in the Investment Company Act.

With respect to the duration and termination provisions, the Proposed Agreement provides that it shall continue in effect for a period of two years from the date on which it becomes effective. The Proposed Agreement will remain in effect thereafter from year to year for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board or the vote of the holders of a majority of the Portfolio's outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust's Independent Trustees. Pursuant to notice by the Trust, the Current Agreement will terminate immediately upon the effectiveness of the Proposed Agreement.

If the Proposal is approved, the Proposed Agreement will become effective as soon as practicable following the Special Meeting. In the event that the Proposed Agreement is not approved by the Portfolio's shareholders, the Interim Agreement will be in effect and the Trust's Board will meet to determine the best course of action for the Portfolio.

                             Management of the Trust

Information about Hirtle Callaghan. Pursuant to a written agreement with the Trust ("Hirtle Callaghan Agreement"), Hirtle Callaghan continuously monitors the performance of various investment management organizations, including the several Specialist Managers retained by the Trust. The Hirtle Callaghan Agreement provides that Hirtle Callaghan will make its officers available to serve as officers and/or Trustees of the Trust, and maintain office space sufficient for the Trust's principal office. For its services under the Hirtle Callaghan Agreement, Hirtle Callaghan is entitled to receive an annual fee of ..05% of each Portfolio's average net assets. For the fiscal year ended June 30, 2006, Hirtle Callaghan received advisory fees from the Portfolio in the amount of $392,517.34.

Hirtle Callaghan's principal offices are located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428. Hirtle Callaghan was organized in 1988. A registered investment adviser under the Investment Advisers Act, Hirtle Callaghan had, as of June 30, 2006, approximately $12 billion in assets under management. Hirtle Callaghan is controlled by Jonathan Hirtle and Donald E. Callaghan, each of whom serves on the Trust's Board. Mr. Callaghan also serves as President of the Trust. Robert J. Zion, a principal of Hirtle Callaghan, serves as Secretary, Treasurer and Vice President of the Trust. The Hirtle Callaghan Agreement was approved by the Trust's initial shareholder on July 21, 1995, and was last approved by the Trust's Board (including a majority of the Trust's Independent Trustees) at a meeting of the Board held on March 14, 2006.

Administration, Distribution and Related Services. BISYS Fund Services, Inc. and certain of its affiliated companies ("BISYS") currently provide administration, transfer agency, distribution and accounting services to the Trust pursuant to the terms of separate agreements between BISYS and the Trust. BISYS is located at 3435 Stelzer Road, Columbus, Ohio 43219. For the administration, transfer agency and fund accounting services it provides to the Portfolio, BISYS receives an omnibus fee, which fee is computed daily, paid monthly and inclusive of all out-of-pocket expenses, at an annual rate of .09% of aggregate daily average net assets up to $600 million; .08% of such assets over $600 million up to $750 million; .07% of such assets over $750 million up to $900 million; .035% of such assets over $900 million up to $1 billion and .01% of such assets over $1 billion.

Information about ICAP. For its services to the Portfolio, ICAP will receive, based on the average daily net asset value of the Portfolio, an annual fee of 0.35%. Robert H. Lyon, Gary S. Maurer, Jerrold K. Senser, Thomas R. Wenzel, Kathleen C. Pease, Andrew P. Starr, and William J. Van Tuinen, will be primarily responsible for the day-to-day management of the Portfolio's assets. Mr. Lyon, chief investment officer, joined ICAP in 1976 as a securities analyst. Mr. Maurer, who is a member of the senior investment committee and director of client service, joined ICAP in 1972 as a quantitative analyst. Mr. Senser, a chartered financial analyst, is co-chief investment officer and a member of the senior investment committee; he joined ICAP in 1986. Mr. Wenzel, a chartered financial analyst, is ICAP's director of research and a member of the senior investment committee; he joined ICAP in 1992. Ms. Pease, a chartered financial analyst and a member of the senior investment committee, joined ICAP in 1995. Mr. Starr, a chartered financial analyst, is a member of ICAP's senior investment committee; he joined ICAP in 1997. Mr. Van Tuinen, a chartered financial analyst, is a member of ICAP's senior investment committee; he joined ICAP in 1995.

ICAP was founded as Institutional Capital Corporation in 1970 and is an investment adviser registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act. Its principal business address is located at 225 West Wacker Drive, Suite 2400, Chicago, IL, 60606. Following its merger with NYLIM, ICAP became a direct, wholly owned subsidiary of NYLIM, whose principal place of business is located at 51 Madison Avenue, New York, NY 10010. NYLIM is owned by New York Life Insurance Company, 51 Madison Avenue, New York, NY 10010. In addition, after the merger, ICAP's full name changed from "Institutional Capital Corporation" to "Institutional Capital, LLC." As of May 31, 2006, ICAP had total assets under management of approximately $14 billion.

      Set forth below is a listing of the principal executive officers of ICAP.

Name                Title/Position
----                --------------
Robert H. Lyon      Chief Executive Officer, Chief Investment Officer, and Director
Jerrold K. Senser   Executive Vice President and Co-Chief Investment Officer
Pamela H. Conroy    Executive Vice President, Chief Compliance Officer and Director
Thomas R. Wenzel    Executive Vice President
Gary S. Maurer      Executive Vice President
John P. Garrett     Senior Vice President
Paula L. Rogers     Executive Vice President

For the fiscal year ended June 30, 2006, ICAP was paid $2,266,658.91. If the Proposed Agreement had been in effect for this period, ICAP would have been paid $2,266,658.91.

                                  Other Matters

General Matters Under Delaware Law. As a Delaware statutory trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the Investment Company Act or other applicable law. The Investment Company Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board's selection of the Trust's independent public accountants. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communication in such matters. Although the Trust does not anticipate that an annual meeting will be held, shareholders may submit proposals that will be considered for submission to shareholders at such meeting. In the event that an annual meeting is held, any such proposal must be received at least 120 days before proxy statements prepared in connection with such a meeting are forwarded to shareholders.

Holders of 5% of Shares on Record Date. The Trust is not aware of any shareholders who hold beneficially 5% or more of shares of the Portfolio as of the Record Date. Hirtle Callaghan may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the shares of the Trust's portfolios, with respect to which shares Hirtle Callaghan disclaims beneficial ownership.

The trustees and officers of the Trust, as a group, own less than 1% of the outstanding shares of the Portfolio.

Abstentions and Broker Non-Votes. A properly executed and returned proxy marked with an abstention will be considered present at the Special Meeting for the purpose of determining the existence of a quorum. If any proxy received by the Trust that withholds authority to vote represents a "broker non-vote," shares represented by such proxy will not be counted for purposes of determining whether or not a quorum is present at the Special Meeting and will not be deemed "votes cast" with respect to any matter with respect to which authority to vote is withheld. Abstentions and broker non-votes will thus not constitute a vote "for" or "against" any matter, but will have the same effect as a negative vote with respect to matters that require the approval of a requisite percentage of the outstanding shares of the Portfolio. As used in this Proxy Statement, "broker non-vote" means a proxy, executed by a broker or other nominee, indicating that the nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power.

Interim Agreement. Under the terms of the Interim Agreement, ICAP will provide services to the Trust on the same terms and conditions as it does under the Current Agreement, except that as required by Rule 15a-4 under the Investment Company Act, the compensation earned by ICAP under the contract will be held in an interest bearing escrow account. If a majority of the Trust's outstanding voting securities approve the Proposed Agreement, then the amount in the escrow account (including any interest earned) will be paid to ICAP. If a majority of the Trust's outstanding voting securities do not approve the Proposed Agreement, then ICAP will be paid, out of the escrow account, the lesser of (i) any costs incurred in performing the Interim Agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned). Any remaining amounts in the escrow account will be returned to the Trust.

By Order of the Board of Trustees

                                                                       EXHIBIT A


                         PORTFOLIO MANAGEMENT AGREEMENT
                         For The Value Equity Portfolio

AGREEMENT made this ___ day of ________, 2006, between Institutional Capital LLC, a Delaware limited liability company ("ICAP or "Portfolio Manager"), and THE HIRTLE CALLAGHAN TRUST, a Delaware statutory trust ("Trust").

WHEREAS, the Trust is registered as an open-end, diversified, management series investment company under the Investment Company Act of 1940, as amended ("Investment Company Act") which currently offers nine series of beneficial interests ("shares") representing interests in separate investment portfolios, and may offer additional portfolios in the future; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management for The Value Equity Portfolio of the Trust ("Portfolio") and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1. Appointment of Portfolio Manager. The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust delivered by the Trust to the Portfolio Manager, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws.

2. Duties of Portfolio Manager.

(a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio ("Account") that may, from time to time be allocated to it by the Trust's Board of Trustees, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. The Portfolio Manager's responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.

(b) Subject to the general supervision of the Trust's Board of Trustees, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

      (i) advise the Portfolio's designated custodian bank and administrator or accounting agent on each business day of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

      (ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust's request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;

      (iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio's net asset value and net income, preparation of proxy statements or amendments to the Trust's registration statement and monitoring investments made in the Account to ensure compliance with the various limitations on investments applicable to the Portfolio and to ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"); and

      (iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account.

3. Portfolio Transactions and Brokerage. In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust's Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an "affiliated person" of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust's other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.

4. Expenses and Compensation. Portfolio Manager shall pay all of its expenses incurred in the performance of its duties under this Agreement and shall not be required to pay any other expenses of the Trust, including, without limitation, brokerage expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee at the annual rate of 0.35% of the average daily net asset value of the Account, which fee shall be payable monthly.

5. Limitation of Liability and Indemnification. (a) Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust on behalf of the Portfolio, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon: (i) the Portfolio Manager's current Form ADV on file with the Securities and Exchange Commission; and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined provided that a copy of each SEC Filing is provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust's semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, "SEC Filings" means the Trust's registration statement and amendments thereto and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission.

(c) Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys' fees (collectively, "Losses"), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon the Portfolio Manager's current Form ADV on file with the Securities and Exchange Commission ("SEC") or written information furnished by the Portfolio Manager for the purpose of inclusion in such SEC Filings or other appropriate SEC Filings; provided that a copy of each SEC Filing was provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust's semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing.

(d) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which the Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of the such claims (including by way of example making Portfolio Manager's personnel available for interview by counsel for the Trust, but specifically not inducing retention or payment of counsel to defend such claims on behalf of the Trust); provided that the Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above.

(e) The indemnification obligations set forth in Section 5 (c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing; (iii) the Portfolio Manager was afforded the opportunity to review the statement (or the omission was identified to it) in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to the Portfolio Manager, in writing, by any officer, employee or Trustee of the Trust, or by the Trust's custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.

(f) The Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; and (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Trustees, or any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Portfolio as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to the Portfolio (including, without limitation, any requirements relating to the qualification of the Account as a regulated investment company under Subchapter M of the Code) in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, polices, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio; without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust and any other portfolio manager with respect to the portion of the Portfolio's assets not allocated to the Portfolio Manager.

6. Permissible Interest. Subject to and in accordance with the Trust's Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7. Duration, Termination and Amendments. This Agreement shall become effective as of __________2006 and shall continue in effect for two years. Thereafter, this Agreement shall continue in effect from year to year for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio's outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees ("Independent Trustees") who are not "interested persons" of the Trust or any investment adviser to the Trust.

This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust's or the Portfolio's outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms "majority of the outstanding voting securities," "assignment" and "interested person" shall have the meanings set forth in the Investment Company Act.

8. Confidentiality; Use of Name. Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust's assets, provided, however, that this shall not apply in the case of: (i) information that is publicly available; and (ii) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.

It is acknowledged and agreed that the names "Hirtle Callaghan," "Hirtle Callaghan Chief Investment Officers" (which is a registered trademark of Hirtle Callaghan & Co., Inc. ("HCCI")), and derivative of either, as well as any logo that is now or shall later become associated with either name ("Marks") are valuable property of HCCI and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCCI. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the ICAP Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor.

It is acknowledged and agreed that the names "Institutional Capital Corporation" and "Institutional Capital LLC" and any portion or derivative thereof, as well as any logo that is now or shall later become associated with the name ("Institutional Capital Marks"), are valuable property of the Portfolio Manager and that the use of the Institutional Capital Marks by the Trust or its agents is permitted only so long as this Agreement is in place.

The provisions of this Section 8 shall survive termination of this Agreement.

9. Representation, Warranties and Agreements of Portfolio Manager. Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Investment Advisers Act"), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render the Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board's consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents that it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio with respect to those services provided pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it make reasonable efforts to respond to the Trust's reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.

10. Status of Portfolio Manager. The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

11. Counterparts and Notice. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:

If to the Trust:
                       Mr. Donald E. Callaghan, President
                           The Hirtle Callaghan Trust
               Five Tower Bridge, 300 Barr Harbor Drive, Suite 300
                           West Conshohocken, PA 19428



If to Portfolio Manager:

                               Mr. Robert H. Lyon
                           Institutional Capital, LLC
                        225 West Wacker Drive, Suite 2400
                                Chicago, IL 60606


12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

The Trust acknowledges receipt of Part II of Portfolio Manager's Form ADV, copies of which have been provided to the Trust's Board of Trustees.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:                     Institutional Capital, LLC


                            By: _____________________


ATTEST:                     The Hirtle Callaghan Trust (on behalf of The Value
                            Equity Portfolio)


                            By: _____________________

                                     PROXY

                           The Value Equity Portfolio
                          of The Hirtle Callaghan Trust
                         Special Meeting of Shareholders
                               September 15, 2006

           This Proxy is Solicited on Behalf of the Board of Trustees

The undersigned appoints, Donald E. Callaghan and Robert J. Zion, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the special meeting of shareholders of The Hirtle Callaghan Trust (the "Trust") representing interests in the Trust's Value Equity Portfolio (the "Portfolio") at the offices of Hirtle, Callaghan & Co., Inc., Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on September 15, 2006, at 10 a.m. and at all adjournments, according to the number of shares of Common Stock which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked below, this proxy is given WITH authority to vote FOR each of the proposals noted below. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting. The Board of Trustees recommends that you vote "FOR" each the proposal below.

(1) To approve a portfolio management agreement between the Trust and Institutional Capital LLC relating to the Portfolio:

                FOR              AGAINST           ABSTAIN
                ---              -------           -------
                |_|                |_|               |_|

IMPORTANT: WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

Dated:________________, 2006

---------------------------------------------  ---------------------------------
                                                      The Value Equity Portfolio
-------------------------------------
Signature and Title

-------------------------------------
Signature, if held jointly
                                                      __________________ shares
---------------------------------------------  ---------------------------------

Sign, Date and Return the Proxy
Promptly Using the Enclosed Envelope to:     BISYS
                                             Attn: Patrick Keniston
                                             100 Summer Street, Suite 1500
                                             Boston, Massachusetts 02110